UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $18.72 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $17.20.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Infrastructure Fund at NAV[a]	9.15%
Cohen & Steers Infrastructure Fund at Market Value[a]	13.37%
UBS Global 50/50 Infrastructure & Utilities Index—net[b]	4.42%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—net/20% BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.42%
S&P 500 Index[b]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. NAV return reflects fee waivers and/or expense reimbursements, without which the return would have been lower. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark indices, which do not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The six-month period ended June 30, 2012 began on an optimistic note, with solid advances across global equity markets amid improving U.S. economic indicators and signs that the European Central Bank (ECB) was intent on containing the Eurozone's sovereign debt crisis. The ECB unveiled a second Long-Term Refinancing Operation in February, bringing the total to $1.3 trillion; and the U.S. Federal Reserve announced that it would keep interest rates low at least through 2014.

Skittish markets reversed course in the second quarter, however, when Greece's exit from the Eurozone seemed, for a while, a real threat, putting the survival of the currency and trading bloc into question. Spain's banks revealed more serious capital shortfalls than previously thought, requiring a €100 billion capital infusion from the ECB. At the same time, growth slowed in Asia, particularly in China, and mixed U.S. economic data were disappointing. Investors fled to the relative safe haven of cash and U.S. government bonds, driving the dollar up and 10-year Treasury yields down to an all-time low in June.

Most infrastructure subsectors advanced

Performance was mixed in the period, with more economically sensitive subsectors outperforming in the first quarter and defensive subsectors outperforming in the second. Cellular tower companies, which represent the bulk of the communications sector (+18.1%)c, were a standout in both quarters; demand for wireless data services showed no signs of abating. The water subsector (+15.3%) was driven up by a sharp rebound in Veolia Environment, domiciled in France. The company is the largest private operator of water services in the world, and has been restructuring its business in order to improve its balance sheet and profitability. Airports (+11.6%) advanced largely on the strength of the group's Australian companies.

Passenger railway companies (+0.1%) were the index's weakest performers. Most of the companies in the index are in Japan, which is burdened with escalating debt, a strong currency that threatens the country's export-driven economy and the ongoing reconstruction in northern Japan following the Fukushima disaster. Pipeline companies (+3.8%) underperformed due to a decline in natural gas liquids prices.

c  Sector returns in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Utilities lagged on concerns about Europe

Electric utilities (+1.8%) were sharply divided between the regulated (+6.2%) and integrated (–1.1%) subsectors. Integrated utilities have greater exposure to weak power markets in Europe and the United States. Furthermore, European utilities remained significant targets of regulators and politicians, who have launched a wide variety of punitive actions towards the sector over the past several years. Further, in some countries, notably Spain, the central government and regional banks hold large stakes in several utilities, which creates an overhang risk given the likely need for those entities to raise capital.

Investors sought preferreds' income

Preferred securities outperformed most fixed-income classes in the period, buoyed by demand for above-average income in a time of slow growth, low interest rates and improving credit among financial companies. The Federal Reserve's June 7 release of Notices of Proposed Rulemaking, which endorsed many of the capital standards previously finalized by the Dodd-Frank Act and Basel III, affected supply; one notable rule stated that trust preferreds will begin losing Tier 1 capital status in 2013. This "capital event" news opened a window for U.S. banks to redeem certain trust preferreds at par, and U.S. banks quickly announced $24 billion worth of redemptions.

Fund performance

The Fund advanced on both an NAV and market price basis and outperformed its index. Factors that contributed to outperformance on an NAV basis included our allocation to electric utilities; we were underweight integrated utilities, which declined in the period. On a stock-specific basis, we had a significant underweight in Iberdrola SA, a Spanish integrated utility. Our underweight in railways, overweight in water companies and stock selection in marine ports also provided a lift. Specifically, we had an out-of-index investment in Cia de Saneamento Basico do Estado de Sao Paulo, ADR, a Brazilian water company that outperformed on speculation that it will benefit from a positive outcome in its regulatory review. Our stock selection within corporate bonds and preferred securities was also favorable, although our underweight in preferreds offset some of that benefit.

Stock selection within the communications sector, particularly satellite companies, was unfavorable. We had an overweight position in Eutelsat Communications, a French satellite company that is partly owned by Spain-based Abertis Infraestructuras SA. In the first quarter, Abertis sold half its stake in Eutelsat, and in the second quarter sold half of its remaining stock to China Investment Corp. We believe that the overhang from these, and the likely final stock placement, led Eutelsat to underperform. Our slight overweight in Abertis also detracted from performance.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year to date compared with its benchmarks, which are not leveraged.

Impact of derivatives on Fund performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest

COHEN & STEERS INFRASTRUCTURE FUND, INC.

rate swaps to exchange the floating rate for a fixed rate. During the period, the Fund's use of swaps had a negative impact on the NAV and performance of the Fund.

Investment Outlook

Following several months of disruption and disagreement among Eurozone countries, we are somewhat encouraged by the signs of progress toward greater fiscal unity. We believe that policy differences are narrowing and a willingness to work together is emerging, and that has given us the confidence to modestly decrease our underweight to the region for the near term. But the Eurozone's challenges are many, and we continue to be concerned about the long-term growth outlook for the region.

As we have noted before, European governments have taxed state-controlled infrastructure companies in difficult times, and those with an ownership interest could sell their stakes to raise capital. For these reasons, we continue to favor companies that have less exposure to government intervention—satellite companies, for example.

We will maintain our overweight in North America, where there has been a positive secular trend with tower companies. Brazilian infrastructure companies continue to benefit from a relatively attractive fundamental outlook, and we remain overweight.

We believe the predictable income, modest volatility and long-term growth potential of infrastructure securities are an appealing combination. We will maintain our focus on subsectors we believe offer attractive relative valuations and compelling growth dynamics, such as communications infrastructure. Conversely, we plan to keep our significant underweight in integrated electric utilities in the face of sector-specific fundamental and regulatory risks.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

COHEN & STEERS INFRASTRUCTURE FUND, INC.

BEN MORTON	ELAINE ZAHARIS-NIKAS

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2012, leverage represented 33% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable-rate obligations to fixed-rate obligations for the term of the swap agreements). Specifically, as of June 30, 2012, we have fixed the rate on 72% of our borrowings at an average interest rate of 3.1% for an average remaining period of 2.0 years (when we first entered into the swaps, the average term was 5.2 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	33%
% Fixed Rate	72%
% Variable Rate	28%
Weighted Average Rate on Swaps	3.1%
Weighted Average Term on Swaps	2.0 years
Current Rate on Debt[b]	1.2%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2012. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$118,483,468	4.9
Transurban Group	98,750,304	4.1
Crown Castle International Corp.	89,433,036	3.7
Vinci SA	64,957,413	2.7
West Japan Railway Co.	63,644,561	2.6
MarkWest Energy Partners LP	56,506,449	2.3
Enbridge	54,443,265	2.3
SES SA	54,394,810	2.3
Southern Co.	52,129,586	2.2
National Grid PLC	47,880,526	2.0

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	113.4%
AUSTRALIA	10.5%
AIRPORTS	2.1%
Sydney Airport[a]		11,214,268	$33,422,086
ELECTRIC	1.6%
INTEGRATED ELECTRIC	0.9%
AGL Energy Ltd.[a]		480,491	7,301,890
Origin Energy Ltd.[a,b]		533,494	6,718,806
			14,020,696
REGULATED ELECTRIC	0.7%
Spark Infrastructure Group, 144Aa,c		7,839,337	12,290,943
TOTAL ELECTRIC			26,311,639
RAILWAYS	0.7%
QR National Ltd.[a]		2,954,125	10,348,109
TOLL ROADS	6.1%
Transurban Group[a,b]		16,906,379	98,750,304
TOTAL AUSTRALIA			168,832,138
BRAZIL	2.1%
TOLL ROADS	1.6%
CCR SAb		3,123,108	25,392,260
WATER	0.5%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[b]		109,100	8,276,326
TOTAL BRAZIL			33,668,586
CANADA	6.7%
MARINE PORTS	0.6%
Westshore Terminals Investment Corp.[b]		417,292	10,091,081
PIPELINES—PIPELINES—C-CORP	6.1%
Enbridge[b,d]		1,363,224	54,443,265
TransCanada Corp.[b]		1,047,700	43,910,577
			98,353,842
TOTAL CANADA			108,444,923

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
FRANCE	9.5%
AIRPORTS	1.5%
Aeroports de Paris[a]		310,500	$23,485,023
COMMUNICATIONS—SATELLITES	1.0%
Eutelsat Communications[a,b]		529,490	16,288,023
ELECTRIC—INTEGRATED ELECTRIC	2.0%
GDF Suez[a,b]		1,383,544	32,994,503
TOLL ROADS	4.3%
Groupe Eurotunnel SAa		607,633	4,939,015
Vinci SAa,b		1,389,907	64,957,413
			69,896,428
WATER	0.7%
Veolia Environnement[a,b]		861,400	10,908,046
TOTAL FRANCE			153,572,023
GERMANY	3.0%
AIRPORTS	0.9%
Fraport AGa		264,216	14,226,445
ELECTRIC—INTEGRATED ELECTRIC	2.1%
E.ON AGa,b		1,552,500	33,548,149
TOTAL GERMANY			47,774,594
HONG KONG	2.2%
ELECTRIC—REGULATED ELECTRIC	1.9%
CLP Holdings Ltd.[a,b]		1,819,400	15,451,046
Power Assets Holdings Ltd.[a,b]		2,026,300	15,192,639
			30,643,685
GAS DISTRIBUTION	0.3%
Hong Kong and China Gas Co., Ltd.[a]		2,269,000	4,820,036
TOTAL HONG KONG			35,463,721
ITALY	5.7%
ELECTRIC	2.6%
INTEGRATED ELECTRIC	0.5%
Enel S.p.A.[a,b]		2,443,160	7,888,610

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REGULATED ELECTRIC	2.1%
Terna Rete Elettrica Nazionale S.p.A.[a,b]		9,392,800	$33,941,359
TOTAL ELECTRIC			41,829,969
GAS DISTRIBUTION	1.3%
Snam Rete Gas S.p.A.[a,b]		4,528,900	20,290,000
TOLL ROADS	1.8%
Atlantia S.p.A.[a,b,d]		2,300,490	29,362,373
TOTAL ITALY			91,482,342
JAPAN	4.2%
ELECTRIC—INTEGRATED ELECTRIC	0.2%
Kansai Electric Power Co.[a]		286,000	3,429,858
RAILWAYS	4.0%
West Japan Railway Co.[a,b]		1,547,100	63,644,561
TOTAL JAPAN			67,074,419
LUXEMBOURG	3.4%
COMMUNICATIONS—SATELLITES
SES SAa,b,d		2,300,600	54,394,810
NETHERLANDS	1.9%
MARINE PORTS
Koninklijke Vopak NVa,b		488,040	31,303,695
NEW ZEALAND	0.6%
AIRPORTS
Auckland International Airport Ltd.[a,b]		5,293,013	10,380,986
PORTUGAL	0.3%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SAa		1,973,221	4,667,867
SPAIN	2.2%
ELECTRIC—INTEGRATED ELECTRIC	0.3%
Iberdrola SAa		1,007,900	4,758,513
TOLL ROADS	1.9%
Abertis Infraestructuras SAa,b		2,239,656	30,267,970
TOTAL SPAIN			35,026,483

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SWITZERLAND	0.6%
AIRPORTS
Flughafen Zuerich AGa		25,758	$9,047,995
UNITED KINGDOM	5.0%
ELECTRIC	3.5%
INTEGRATED ELECTRIC	0.6%
SSE PLC[a,b]		436,300	9,518,106
REGULATED ELECTRIC	2.9%
National Grid PLC[a,b]		4,517,869	47,880,526
TOTAL ELECTRIC			57,398,632
WATER	1.5%
Severn Trent PLC[a,b]		639,900	16,588,136
United Utilities Group PLC[a,b]		664,723	7,041,537
			23,629,673
TOTAL UNITED KINGDOM			81,028,305
UNITED STATES	55.5%
COMMUNICATIONS	18.0%
TELECOMMUNICATIONS	2.3%
AT&Tb,e		542,100	19,331,286
Verizon Communications[b,e]		406,300	18,055,972
			37,387,258
TOWERS	15.7%
American Tower Corp.[b,e]		1,694,800	118,483,468
Crown Castle International Corp.[b,e,f]		1,524,600	89,433,036
SBA Communications Corp.[b,e,f]		786,400	44,864,120
			252,780,624
TOTAL COMMUNICATIONS			290,167,882
ELECTRIC	17.2%
INTEGRATED ELECTRIC	8.9%
Edison International[b,e]		608,500	28,112,700
Exelon Corp.[b]		777,900	29,264,598
FirstEnergy Corp.[b,e]		297,000	14,609,430
NextEra Energy[b,e]		581,700	40,026,777
PPL Corp.[b,e]		1,097,728	30,527,816
			142,541,321

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REGULATED ELECTRIC	8.3%
CenterPoint Energy[b,e]		916,846	$18,951,207
ITC Holdings Corp.[b]		150,000	10,336,500
PG&E Corp.[b,e]		728,607	32,984,039
Southern Co.[b,e]		1,125,909	52,129,586
Wisconsin Energy Corp.[b,e]		498,039	19,707,403
			134,108,735
TOTAL ELECTRIC			276,650,056
GAS DISTRIBUTION	3.0%
Atmos Energy Corp.		85,535	2,999,713
Questar Corp.[b,e]		855,885	17,853,761
Sempra Energy[b,e]		400,500	27,586,440
			48,439,914
PIPELINES	15.1%
PIPELINES—C-CORP	2.9%
Kinder Morgan		350,000	11,277,000
Williams Cos. (The)[b,e]		1,220,791	35,183,196
			46,460,196
PIPELINES—MLP	12.2%
Buckeye Partners LPb,e		211,440	11,030,825
Enbridge Energy Partners LPb,e		264,636	8,142,850
Enterprise Products Partners LPb,e		834,100	42,739,284
EQT Midstream Partners LPf		445,647	10,726,723
Golar LNG Partners LP (Marshall Islands)		363,176	11,766,903
Kinder Morgan Energy Partners LPb,e		330,692	25,985,777
MarkWest Energy Partners LPb,e		1,145,943	56,506,449
Oiltanking Partners LPb		343,573	10,771,014
Rose Rock Midstream LPb		259,700	6,391,217
Tesoro Logistics LPb		359,368	12,182,575
			196,243,617
TOTAL PIPELINES			242,703,813
SHIPPING	1.1%
GasLog Ltd. (Bermuda)[f]		1,643,693	16,683,484

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
WATER	1.1%
American Water Works Co.[b,e]		529,440	$18,149,203
TOTAL UNITED STATES			892,794,352
TOTAL COMMON STOCK (Identified cost—$1,573,217,988)			1,824,957,239
PREFERRED SECURITIES—$25 PAR VALUE	12.2%
BERMUDA	1.0%
INSURANCE—REINSURANCE—FOREIGN
Arch Capital Group Ltd., 6.75%		140,000	3,640,000
Aspen Insurance Holdings Ltd., 7.401%, Series Ab		56,256	1,445,217
Axis Capital Holdings Ltd., 6.875%, Series C		147,246	3,944,720
Endurance Specialty Holdings Ltd., 7.50%, Series B		62,383	1,641,297
Montpelier Re Holdings Ltd., 8.875%		180,000	4,878,000
			15,549,234
GERMANY	0.3%
BANK—FOREIGN
Deutsche Bank Contingent Capital Trust III, 7.60%[b]		200,000	5,138,000
NETHERLANDS	0.9%
INSURANCE
LIFE/HEALTH INSURANCE—FOREIGN	0.2%
Aegon NV, 6.50%[b]		11,841	283,829
Aegon NV, 6.875%		140,000	3,470,600
			3,754,429
MULTI-LINE—FOREIGN	0.7%
ING Groep N.V., 7.375%[b]		450,000	10,719,000
TOTAL NETHERLANDS			14,473,429
UNITED KINGDOM	0.8%
BANK—FOREIGN
National Westminster Bank PLC, 7.76%, Series Cb		418,466	9,331,792
Royal Bank of Scotland Group PLC, 6.60%, Series S		200,000	3,546,000
			12,877,792

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
UNITED STATES	9.2%
BANK	3.0%
Ally Financial, 7.25%, due 2/7/33[b]		139,261	$3,318,590
Ally Financial, 7.35%, due 8/8/32[b]		173,716	4,146,601
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)[b]		150,000	3,772,500
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[b]		249,797	6,229,937
CoBank ACB, 7.00%, 144A ($50 Par Value)[c,g]		100,000	4,975,000
Countrywide Capital IV, 6.75%, due 4/1/33[b,e]		360,000	8,841,600
Countrywide Capital V, 7.00%, due 11/1/36[b]		200,000	4,970,000
First Niagara Financial Group, 8.625%, Series Bb		100,000	2,740,000
PNC Financial Services Group, 6.125%, Series Pb		100,000	2,635,000
Zions Bancorp, 7.90%, Series F		140,000	3,815,000
Zions Bancorp, 9.50%, due 12/29/49, Series C		100,000	2,622,000
			48,066,228
ELECTRIC—INTEGRATED	1.3%
DTE Energy Co., 6.50%, due 12/1/61[b]		154,897	4,374,291
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series Gb		224,238	5,931,095
SCE Trust I, 5.625%		245,000	6,242,600
Southern California Edison Co., 4.52%, Series D ($100 Par Value)(FRN)		40,625	4,067,578
			20,615,564
INSURANCE—MULTI-LINE	0.3%
Hartford Financial Services Group, 7.875%, due 4/15/42[b]		200,000	5,408,000
INTEGRATED TELECOMMUNICATIONS SERVICES	1.6%
Qwest Corp., 7.375%, due 6/1/51[b,e]		408,925	10,824,245
Qwest Corp., 7.50%, due 9/15/51		127,500	3,372,375
Telephone & Data Systems, 6.875%, due 11/15/59[b]		189,725	5,111,191
United States Cellular Corp., 6.95%, due 5/15/60[b]		222,883	5,973,264
			25,281,075
REAL ESTATE	2.0%
DIVERSIFIED	0.6%
Duke Realty Corp., 6.50%, Series K		100,900	2,541,671
Forest City Enterprises, 7.375%, due 2/1/34[b]		259,975	6,179,606
			8,721,277

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	0.7%
SL Green Realty Corp., 7.625%, Series Cb		337,218	$8,676,619
SL Green Realty Corp., 7.875%, Series Db		111,983	2,851,087
			11,527,706
SHOPPING CENTER	0.7%
COMMUNITY CENTER	0.3%
DDR Corp., 7.50%, Series Ib		233,439	5,866,322
REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series Cb		236,641	6,029,613
TOTAL SHOPPING CENTER			11,895,935
TOTAL REAL ESTATE			32,144,918
TRANSPORT—MARINE	1.0%
Seaspan Corp., 9.50%, due 1/29/49, Series Cb		630,000	17,136,000
TOTAL UNITED STATES			148,651,785
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$182,086,897)			196,690,240
PREFERRED SECURITIES—CAPITAL SECURITIES	17.3%
AUSTRALIA	0.7%
OIL & GAS EXPLORATION & PRODUCTION
Origin Energy Finance Ltd., 7.875%, due 6/16/71, (EUR)		9,000,000	11,161,817
BERMUDA	0.5%
INSURANCE—REINSURANCE—FOREIGN
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ab,c		9,000,000	7,987,500
BRAZIL	0.4%
BANK—FOREIGN
Banco do Brasil SA/Cayman, 9.25%, due 12/31/49, 144Ac		5,500,000	6,125,900
FRANCE	0.3%
INSURANCE—MULTI-LINE—FOREIGN
AXA SA, 8.60%, due 12/15/30[b]		5,000,000	5,360,835

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
JAPAN	0.4%
INSURANCE—PROPERTY CASUALTY
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144Ab,c,e		5,750,000	$5,969,638
JERSEY	0.2%
BANK—FOREIGN
HBOS Capital Funding LP, 6.85%, due 12/31/49		4,000,000	2,641,600
NETHERLANDS	0.6%
BANK—FOREIGN
Rabobank Nederland, 8.40%, due 12/31/49		4,000,000	4,016,000
Rabobank Nederland, 11.00%, due 6/29/49, 144Ab,c		5,120,000	6,474,496
			10,490,496
SWITZERLAND	0.2%
INSURANCE—REINSURANCE—FOREIGN
Aquarius + Investments PLC, 8.25%, due 12/31/49		4,000,000	3,980,000
UNITED KINGDOM	3.9%
BANK—FOREIGN	3.0%
Abbey National Capital Trust I, 8.963%, due 12/29/49[b]		9,904,000	9,557,360
Barclays Bank PLC, 6.278%, due 12/31/49[b]		4,570,000	3,513,188
Barclays Bank PLC, 6.86%, due 12/31/49, 144Ac		4,500,000	4,005,000
Claudius Ltd., 7.875%, due 12/12/49		5,500,000	5,535,750
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Ab,c,e		9,750,000	12,675,000
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ac		7,290,000	6,196,500
Royal Bank of Scotland PLC, 9.50%, due 3/16/22, (FRN)		3,000,000	3,141,465
Santander UK PLC, 7.95%, due 10/26/29[b,e]		4,500,000	4,409,608
			49,033,871
FINANCE—INVESTMENT ADVISORY SERVICES—FOREIGN	0.3%
Old Mutual PLC, 8.00%, due 6/3/21, (GBP)		2,500,000	3,984,837
INSURANCE	0.6%
LIFE/HEALTH INSURANCE—FOREIGN	0.3%
Prudential PLC, 7.75%, due 6/23/16		5,000,000	5,062,500

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
MULTI-LINE—FOREIGN	0.3%
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49[d]		4,000,000	$4,006,000
TOTAL INSURANCE			9,068,500
TOTAL UNITED KINGDOM			62,087,208
UNITED STATES	10.1%
BANK	2.7%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series Bd,g		2,400,000	2,493,897
Citigroup Capital III, 7.625%, due 12/1/36[b]		5,000,000	5,312,720
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series Ib,e		7,000	8,163,750
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[b,e]		8,070,000	8,877,775
PNC Financial Services Group, 6.75%, due 7/29/49, (FRN)[b,e]		4,000,000	4,235,264
Sovereign Capital Trust VI, 7.908%, due 6/13/36[b]		2,515,000	2,419,553
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[b,e]		10,250,000	11,300,625
			42,803,584
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Ac,g		60,000	6,106,878
INSURANCE	2.0%
MULTI-LINE	1.5%
American International Group, 8.175%, due 5/15/58 (FRN)[b]		5,420,000	5,907,800
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ab,c		7,900,000	8,808,500
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ab,c,e		8,500,000	10,455,000
			25,171,300
PROPERTY CASUALTY	0.5%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab,c		7,500,000	7,612,500
TOTAL INSURANCE			32,783,800

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ac		16,889	$19,955,409
PIPELINES	2.0%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[b]		15,000,000	16,268,025
Enterprise Products Operating LP, 8.375%, due 8/1/66[b]		14,930,000	16,194,377
			32,462,402
UTILITIES	1.8%
GAS UTILITIES	0.5%
Southern Union Co., 3.483%, due 11/1/66, (FRN)[b]		8,950,000	7,327,813
MULTI UTILITIES	1.3%
Dominion Resources, 7.50%, due 6/30/66, Series Ab,e		10,479,000	11,182,843
PPL Capital Funding, 6.70%, due 3/30/67, Series Ab		10,282,000	10,279,429
			21,462,272
TOTAL UTILITIES			28,790,085
TOTAL UNITED STATES			162,902,158
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$263,205,529)			278,707,152
		Principal Amount
CORPORATE BONDS	2.6%
UNITED STATES
BANK	0.2%
RBS Capital Trust B, 6.80%, due 12/29/49		$4,000,000	2,672,000
DIVERSIFIED FINANCIAL SERVICES	0.3%
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		5,000,000	5,301,880
INSURANCE—PROPERTY CASUALTY	0.3%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab,c		5,100,000	5,052,718

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.8%
CenturyLink, 7.65%, due 3/15/42[b,d]		$3,500,000	$3,406,708
Citizens Communications Co., 9.00%, due 8/15/31[b]		17,450,000	16,752,000
Embarq Corp., 7.995%, due 6/1/36[b]		8,076,000	8,459,093
			28,617,801
TOTAL CORPORATE BONDS (Identified cost—$42,071,238)			41,644,399
		Number of Shares
SHORT-TERM INVESTMENTS	4.3%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[h]		34,603,077	34,603,077
Federated Government Obligations Fund, 0.01%[h]		34,602,702	34,602,702
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$69,205,779)			69,205,779
TOTAL INVESTMENTS (Identified cost—$2,129,787,431)	149.8%		2,411,204,809
LIABILITIES IN EXCESS OF OTHER ASSETS	(49.8)		(802,108,238)
NET ASSETS (Equivalent to $18.72 per share based on 85,968,253 shares of common stock outstanding)	100.0%		$1,609,096,571

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 49.1% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

b  A portion or all of the security is pledged in connection with the Fund's revolving credit agreement. $1,673,290,417 in aggregate has been pledged as collateral.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 7.7% of the net assets of the Fund, of which 0.7% are illiquid.

d  A portion of the security is segregated as collateral for interest rate swap transactions. $36,502,637 in aggregate has been segregated as collateral.

e  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $734,996,336 in aggregate has been rehypothecated.

f  Non-income producing security.

g  Illiquid security. Aggregate holdings equal 0.8% of the net assets of the Fund.

h  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Interest rate swaps outstanding at June 30, 2012 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products Agb	$35,000,000	3.510%	0.245%	December 22, 2012	$(577,899)
Merrill Lynch Derivative Products Agb	$70,000,000	3.600%	0.245%	January 29, 2014	(3,618,768)
Royal Bank of Canada	$35,000,000	3.525%	0.243%	October 17, 2012	(380,923)
Royal Bank of Canada	$40,000,000	3.498%	0.245%	November 22, 2012	(545,390)
Royal Bank of Canada	$72,000,000	3.615%	0.245%	March 29, 2014	(4,121,983)
Royal Bank of Canada	$40,000,000	3.634%	0.245%	March 31, 2014	(2,303,852)
Royal Bank of Canada	$100,000,000	1.865%	0.241%	June 13, 2015	(4,202,507)
Royal Bank of Canada	$120,000,000	2.474%	0.241%	February 10, 2016	(8,358,860)
UBS AG	$60,000,000	3.639%	0.243%	April 17, 2013	(1,678,006)
					$(25,788,188)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2012.

b  Cash in the amount of $4,779,000 has been pledged as collateral.

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

MLP  Master Limited Partnership

TruPS  Trust Preferred Securities

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	18.9
Communications (Common)	15.0
Pipelines (Common)	14.2
Toll Roads (Common)	10.5
Airports (Common)	6.1
Insurance (Preferred)	4.2
Bank (Preferred)	3.8
Bank—Foreign (Preferred)	3.6
Railways (Common)	3.1
Gas Distribution (Common)	3.0
Other	2.8
Water (Common)	2.5
Integrated Telecommunications Services (Preferred)	1.9
Marine Ports (Common)	1.7
Pipelines (Preferred)	1.3
Real Estate (Preferred)	1.3
Utilities (Preferred)	1.2
Integrated Telecommunications Services (Corporate Bonds)	1.2
Electric (Preferred)	0.9
Transport (Preferred)	0.7
Shipping (Common)	0.7
Oil & Gas Exploration & Production (Preferred)	0.5
Food (Preferred)	0.2
Diversified Financial Services (Corporate Bonds)	0.2
Insurance (Corporate Bonds)	0.2
Finance (Preferred)	0.2
Bank (Corporate Bonds)	0.1
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,129,787,431)	$2,411,204,809
Cash (includes $4,779,000 pledged as collateral for open swap positions)	4,831,117
Foreign currency, at value (Identified cost—$100,093)	99,824
Receivable for:
Investment securities sold	22,557,313
Dividends and interest	15,784,312
Other assets	49,058
Total Assets	2,454,526,433
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	25,788,188
Payable for:
Revolving credit agreement	800,000,000
Investment securities purchased	15,188,524
Dividends declared on common shares	2,091,683
Investment management fees	1,632,377
Interest expense	83,039
Administration fees	79,392
Directors' fees	1,209
Other liabilities	565,450
Total Liabilities	845,429,862
NET ASSETS	$1,609,096,571
TOTAL NET ASSETS consist of:
Paid-in capital	$1,560,846,260
Dividends in excess of net investment income	(9,895,131)
Accumulated net realized loss	(197,487,785)
Net unrealized appreciation	255,633,227
$1,609,096,571
NET ASSET VALUE PER COMMON SHARE:
($1,609,096,571 ÷ 85,968,253 shares outstanding)	$18.72
MARKET PRICE PER COMMON SHARE	$17.20
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.12)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $2,452,847 of foreign withholding tax)	$48,161,379
Interest income (net of $33,932 of foreign withholding tax)	11,077,610
Rehypothecation income	526,035
Total Income	59,765,024
Expenses:
Investment management fees	10,124,852
Interest expense	5,086,157
Administration fees	682,152
Custodian fees and expenses	462,916
Line of credit fees	139,329
Reports to shareholders	106,470
Professional fees	70,242
Directors' fees and expenses	58,525
Transfer agent fees and expenses	10,920
Registration and filing fees	6,148
Miscellaneous	101,468
Total Expenses	16,849,179
Reduction of Expenses (See Note 2)	(299,366)
Net Expenses	16,549,813
Net Investment Income	43,215,211
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(21,834,689)
Foreign currency transactions	(112,937)
Interest rate swap transactions	(8,493,277)
Net realized loss	(30,440,903)
Net change in unrealized appreciation (depreciation) on:
Investments	118,772,058
Foreign currency translations	56,088
Interest rate swap transactions	4,220,261
Net change in unrealized appreciation (depreciation)	123,048,407
Net realized and unrealized gain	92,607,504
Net Increase in Net Assets Resulting from Operations	$135,822,715

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$43,215,211	$84,500,152
Net realized gain (loss)	(30,440,903)	12,915,925
Net change in unrealized appreciation (depreciation)	123,048,407	(31,542,436)
Net increase in net assets resulting from operations	135,822,715	65,873,641
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(61,897,142)	(87,510,252)
Tax return of capital	—	(36,284,032)
Total dividends and distributions to common shareholders	(61,897,142)	(123,794,284)
Total increase (decrease) in net assets applicable to common shares	73,925,573	(57,920,643)
Net Assets Applicable to Common Shares:
Beginning of period	1,535,170,998	1,593,091,641
End of period[a]	$1,609,096,571	$1,535,170,998

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $9,895,131 and $8,786,800, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$135,822,715
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(580,184,970)
Net purchases, sales and maturities of short-term investments	(7,603,343)
Net amortization/accretion of premium (discount)	163,545
Proceeds from sales and maturities of long-term investments	619,065,759
Net increase in dividends and interest receivable and other assets	(4,103,465)
Net increase in interest expense payable, accrued expenses and other liabilities	33,572
Net change in unrealized appreciation on investments	(118,772,058)
Net change in unrealized depreciation on interest rate swap transactions	(4,220,261)
Net realized loss on investments	21,834,689
Cash provided by operating activities	62,036,183
Cash Flows from Financing Activities:
Distributions paid on common shares	(63,307,088)
Decrease in cash	(1,270,905)
Cash at beginning of period (including cash pledged as collateral of $5,728,000)	6,201,846
Cash at end of period (including cash pledged as collateral of $4,779,000 and foreign currency)	$4,930,941

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value per common share, beginning of period	$17.86	$18.53	$17.39	$13.21	$29.56	$28.45
Income from investment operations:
Net investment income	0.50	0.91	1.18	0.89	1.48	1.61
Net realized and unrealized gain (loss)	1.08	(0.14)	1.14	4.31	(14.94)	3.35
Total income (loss) from investment operations	1.58	0.77	2.32	5.20	(13.46)	4.96
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	(0.05)	(0.53)	(0.40)
Net realized gain	—	—	—	(0.01)	—	(0.39)
Total dividends and distributions to preferred shareholders	—	—	—	(0.06)	(0.53)	(0.79)
Total from investment operations applicable to common shares	1.58	0.77	2.32	5.14	(13.99)	4.17
Less: Preferred share offering cost adjustment	—	—	—	—	(0.00)[a]	—
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	—	(0.02)
Total offering costs	—	—	—	—	(0.00)	(0.02)
Anti-dilutive effect from the purchase of common shares	—	—	0.02	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.72)	(1.02)	(1.11)	(0.82)	(0.82)	(1.20)
Net realized gain	—	—	(0.09)	(0.10)	—	(1.12)
Tax return of capital	—	(0.42)	—	(0.04)	(1.54)	(0.72)
Total dividends and distributions to common shareholders	(0.72)	(1.44)	(1.20)	(0.96)	(2.36)	(3.04)
Net increase (decrease) in net asset value per common share	0.86	(0.67)	1.14	4.18	(16.35)	1.11
Net asset value, per common share, end of period	$18.72	$17.86	$18.53	$17.39	$13.21	$29.56
Market value, per common share, end of period	$17.20	$15.80	$16.42	$15.95	$10.30	$27.50
Total net asset value return[b]	9.15%[c]	4.88%	15.07%	42.04%	–49.17%	15.93%
Total market value return[b]	13.37%[c]	4.71%	11.18%	67.09%	–57.40%	25.34%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets applicable to common shares, end of period (in millions)	$1,609.1	$1,535.2	$1,593.1	$753.5	$572.3	$1,280.7
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.12%[e]	2.18%	2.36%	2.75%	2.00%	1.54%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	2.09%[e]	2.09%	2.19%	2.48%	1.68%	1.24%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[d]	1.44%[e]	1.41%	1.44%	1.92%	1.62%	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	5.41%[e]	5.18%	6.25%	7.61%	6.31%	4.67%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	5.45%[e]	5.27%	6.42%	7.89%	6.64%	4.97%
Ratio of expenses to average daily managed assets (before expense reduction)[d,f]	1.41%[e]	1.44%	1.51%	1.64%	1.24%	1.04%
Ratio of expenses to average daily managed assets (net of expense reduction)[d,f]	1.39%[e]	1.38%	1.40%	1.48%	1.04%	0.84%
Portfolio turnover rate	25%[c]	40%	48%	113%	29%	23%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
Preferred Shares/Revolving	Months Ended
Credit Agreement:	June 30, 2012	2011	2010	2009	2008	2007
Liquidation value, end of period (in 000's)	—	—	—	—	$292,000	$652,000
Total shares outstanding (in 000's)	—	—	—	—	12	26
Asset coverage ratio for revolving credit agreement	301%	292%[g]	291%[g]	273%[g]	981%	—
Asset coverage per $1,000 for revolving credit agreement	$3,011	$2,919	$2,912	$2,728	$9,806	—
Asset coverage ratio for auction market preferred shares	—	—	—	—	247%[h]	296%
Asset coverage per share for auction market preferred shares	—	—	—	—	$61,750 [h]	$74,108
Liquidation preference per share	—	—	—	—	$25,000	$25,000
Average market value per share[i]	—	—	—	—	$25,000	$25,000

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

e  Annualized.

f  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such day, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2012, transfers between Level 1 and

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Level 2 securities totaled $652,508,637, which were the result of foreign fair value procedures utilized by the Fund.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Brazil	$33,668,586	$33,668,586	$—	$—
Common Stock—Canada	108,444,923	108,444,923	—	—
Common Stock— United States	892,794,352	892,794,352	—	—
Common Stock— Other Countries	790,049,378	—	790,049,378	—
Preferred Securities— $25 Par Value— United States	148,651,785	139,609,207	4,067,578	4,975,000	[a]
Preferred Securities— $25 Par Value— Other Countries	48,038,455	48,038,455	—	—
Preferred Securities— Capital Securities— United States	162,902,158	—	154,301,383	8,600,775	[a]
Preferred Securities— Capital Securities— Other Countries	115,804,994	—	115,804,994	—
Corporate Bonds	41,644,399	—	41,644,399	—
Money Market Funds	69,205,779	—	69,205,779	—
Total Investments[b]	$2,411,204,809	$1,222,555,523	$1,175,073,511	$13,575,775
Interest rate swaps	(25,788,188)	—	(25,788,188)	—
Total Depreciation in Other Financial Instruments[b]	$(25,788,188)	$—	$(25,788,188)	$—

a  Deemed illiquid and valued by a pricing service which utilized independent broker quotes.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. Such items include investments for which the determination of fair value is based on prices from reputable dealers or third party pricing services without applying any adjustment.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities—$25 Par Value— United States	Preferred Securities— Capital Securities— Australia	Preferred Securities— Capital Securities— United States
Balance as of December 31, 2011	$20,823,661	$4,568,750	$10,599,911	$5,655,000
Accretion	14	—	14	—
Change in unrealized appreciation	1,420,020	406,250	561,892	451,878
Transfers into Level 3	2,493,897	—	—	2,493,897
Transfers out of Level 3	(11,161,817)	—	(11,161,817)	—
Balance as of June 30, 2012	$13,575,775	$4,975,000	$—	$8,600,775

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $858,128. Transfers are recognized at the end of the period.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Options: The Fund may write covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts. During the six months ended June 30, 2012, the Fund did not write options.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDA") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified UBS of additional breaches. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2012, this amount was $4,779,000 and was pledged in cash by the Fund to MLDP. At June 30, 2012, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; requiring posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

The investment manager has contractually agreed to waive a portion of its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Assets
1/01/11—3/31/11	0.10%
4/01/11—3/31/12	0.05%

Effective April 1, 2012, no waiver is in effect. During the six months ended June 30, 2012, total fees waived were $299,366.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion and up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

$1.5 billion. For the six months ended June 30, 2012, the Fund paid the investment manager $486,866 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $17,544 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $595,176,776 and $640,043,268, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2012 and the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the financial statements. The notional amount of outstanding interest rate swap contracts at June 30, 2012 was $572,000,000. The average notional amount outstanding during the six months ended June 30, 2012 was $597,000,000.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	—	$—	Unrealized depreciation	$25,788,188
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Appreciation (Depreciation)
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(8,493,277)	$4,220,261

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$2,129,787,431
Gross unrealized appreciation	$375,618,912
Gross unrealized depreciation	(94,201,534)
Net unrealized appreciation	$281,417,378

As of December 31, 2011, the Fund had a net capital loss carryforward of $150,839,270, of which $8,455,459 will expire on December 31, 2015 and $142,383,811 will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT & Utility Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred short-term capital losses of $1,357,164, long-term capital losses of $1,542,161 and net ordinary losses of $262,093 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2012, and the year ended December 31, 2011, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has a $850,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a facility fee of 0.55% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily (prior to February 1, 2012, the rolling term was 270 days); however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily and if the Fund violates certain other conditions, the credit agreement may be

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2012, the Fund had outstanding borrowings of $800,000,000. During the six months ended June 30, 2012, the Fund borrowed an average daily balance of $800,000,000 at a weighted average borrowing cost of 1.26%. As of June 30, 2012, the aggregate value of rehypothecated securities was $734,996,336. During the six months ended June 30, 2012, the Fund earned $526,035 in fees from rehypothecated securities.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	78,340,406.171	1,413,172.428
Robert H. Steers	78,297,890.279	1,455,688.320
C. Edward Ward Jr.	78,358,575.866	1,395,002.733

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (03/30/04)	One Year	Five Years	Since Inception (03/30/04)
3.36%	0.36%	8.30%	5.26%	1.41%	6.60%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Change to the Portfolio Management Team

Elaine Zaharis-Nikas was added to the Fund's portfolio management team in 2012. Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as a vice president of the Advisor and Cohen & Steers. Prior to joining the Advisor, Ms. Zaharis-Nikas was a credit analyst for five years, and an internal auditor for three years, at J.P. Morgan Chase. Ms. Zaharis-Nikas is a Chartered Financial Analyst.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that for the one-, three- and five-year periods ended March 31, 2012, the Fund underperformed the Peer Funds' medians. The Board of Directors noted that the Fund outperformed its linked benchmark for the one- and three-year periods, and slightly underperformed its linked benchmark for the five-year period ended March 31, 2012. The Board of Directors also considered the investment performance of the Fund versus a group of peer funds supplied by the Investment Manager ("Manager Peer Funds"). The Investment Manager believes that the funds comprising the Peer Funds do not provide an adequate universe for comparison and that the Manager Peer Funds provide a more appropriate comparative universe . The Board of Directors noted that the Fund outperformed the Manager Peer Funds' medians for the one- and three- year periods ended March 31, 2012 and slightly underperformed the Manager Peer Funds' median for the five-year period ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board also considered that the Fund had changed its investment strategies and benchmark effective January 1, 2010, and that performance had improved since then.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels were lower than the peer group medians, and contractual management fees at managed asset levels were lower than the Peer Funds' medians. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, with and without investment related expenses, were lower than the medians of the Peer Funds, generally ranking the Fund in the first two quintiles. The Board of Directors also considered that the Fund's actual management fee at managed and common asset levels were at the Manager Peer Funds' medians. The Fund's contractual management fees at managed asset levels was higher than the Manager Peer Funds' median. The Board of Directors also noted that the Fund's net expense ratio, including investment-related expenses, at managed asset levels was at the Manager Peer Funds' median, but higher than the Manager Peer Funds' median at common asset levels. The Board considered the impact of leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors also noted that as of April 1, 2012, the Investment Manager no longer waives a portion of its management fee and had contractually agreed to waive a declining portion of its advisory fee through March 31, 2012. The Board of Directors then considered the administrative services provided by the Investment Manager, including

COHEN & STEERS INFRASTRUCTURE FUND, INC.

compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Infrastructure Fund

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCUTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2012